UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): March 31, 2016

TRAVELCENTERS OF AMERICA LLC

(Exact name of registrant as specified in its charter)

Delaware	001-33274	20-5701514
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

24601 Center Ridge Road, Westlake, Ohio	44145
(Address of principal executive offices)	(Zip Code)

440-808-9100

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

In this Current Report on Form 8-K, the terms “we”, “us” and “our” refer to TravelCenters of America LLC and certain of its subsidiaries, and “HPT” refers to Hospitality Properties Trust and certain of its subsidiaries, unless otherwise noted.

Item 1.01.  Entry into a Material Definitive Agreement.

The disclosure under Item 2.01 of this Current Report on Form 8-K, or this Current Report, is incorporated herein by reference.

Item 2.01.  Completion of Acquisition or Disposition of Assets.

As previously reported, we entered a Transaction Agreement with our principal landlord, HPT, on June 1, 2015, or the Transaction Agreement, to, among other things, sell to HPT five travel centers upon the completion of their development at a purchase price equal to their development costs, including the cost of the land, which costs are estimated to be not more than $118.0 million in the aggregate. HPT also agreed to lease back these development properties to us by adding them to our leases with HPT. The Transaction Agreement and related transactions are described further in Note 12 to the Consolidated Financial Statements included in our Annual Report on Form 10-K for the year ended December 31, 2015, or our Annual Report, which descriptions are incorporated herein by reference.

On March 31, 2016, we completed the first of these development property closings pursuant to a development property agreement with HPT, or the Development Property Agreement. Pursuant to that agreement, we sold to HPT, for approximately $19.7 million, one travel center and HPT has leased back that travel center to us.

In connection with the Development Property Agreement, we and HPT entered into a fourth amendment to the Amended and Restated Lease Agreement No. 4 dated as of June 9, 2015, or the TA Lease No. 4, to add the travel center that we sold to HPT on March 31, 2016. Minimum annual rent under the TA Lease No. 4 increased by approximately $1.7 million as a result. As a result of this amendment, minimum annual rent under the TA Lease No. 4 is currently approximately $46.2 million in the aggregate, subject to future adjustments if HPT purchases capital improvements made to the leased travel centers and pursuant to the contractual rent adjustment formula set forth in the lease.

The foregoing descriptions of the Transaction Agreement, the Development Property Agreement, the TA Lease No. 4 and the amendments thereto, and the other agreements entered into in connection with the Transaction Agreement are not complete and are qualified in their entirety by reference to the full text of the Transaction Agreement, the Development Property Agreement, the TA Lease No. 4 and the amendments thereto and such other agreements, copies of which are filed as Exhibits 10.1 and 10.2 to this Current Report on Form 8-K, Exhibits 10.1 through 10.6 to our Current Report on Form 8-K dated September 23, 2015, Exhibits 10.1 through 10.4 to our Current Report on Form 8-K dated June 23, 2015, Exhibits 10.1 through 10.4 to our Current Report on Form 8-K dated June 16, 2015, Exhibits 10.1 through 10.10 to our Current Report on Form 8-K dated June 9, 2015 and Exhibit 10.1 to our Current Report on Form 8-K dated June 1, 2015 and are incorporated by reference herein.

Information Regarding Certain Relationships

HPT is our principal landlord and largest shareholder and as of December 31, 2015, owned 3,420,000 of our common shares, representing approximately 8.8% of our outstanding common shares. One of our Managing Directors, Mr. Barry Portnoy, is a managing trustee of HPT. Mr. Barry Portnoy’s son, Mr. Adam Portnoy, is also a managing trustee of HPT, and Mr. Barry Portnoy’s son-in-law, Mr. Ethan Bornstein, is an executive officer of HPT. Our other Managing Director, Mr. Thomas O’Brien, who is also our President and Chief Executive Officer, was an executive officer of HPT until 2007. One of our Independent Directors, Mr. Arthur Koumantzelis, was an independent trustee of HPT prior to our spinoff from HPT in 2007. We have significant continuing relationships with HPT, including the lease arrangements referred to in this Current Report.

The RMR Group LLC, or RMR, provides business management services to us pursuant to a business management agreement. The RMR Group Inc. is the managing member of RMR, and ABP Trust, which is the controlling shareholder of The RMR Group Inc., is a non-managing member of RMR. One of our Managing Directors, Mr.

Barry Portnoy and his son, Mr. Adam Portnoy, are the owners of ABP Trust. Mr. Barry Portnoy is the Chairman of RMR and a Managing Director and officer of The RMR Group Inc. and Mr. Adam Portnoy is the President and Chief Executive Officer of RMR and a Managing Director, President and Chief Executive Officer of The RMR Group Inc. Our other Managing Director, Mr. Thomas O’Brien, Mr. Andrew Rebholz, our Executive Vice President, Chief Financial Officer and Treasurer, and Mr. Mark Young, our Executive Vice President and General Counsel, are also officers and employees of RMR. RMR provides management services to HPT and HPT’s executive officers are officers and employees of RMR. A majority of our Independent Directors also serve as independent directors or independent trustees of other public companies to which RMR, or its affiliates, provides management services. Mr. Barry Portnoy serves as a managing director or managing trustee of those companies and Mr. Adam Portnoy serves as a managing trustee of a majority of those companies. In addition, officers of RMR serve as officers of those other companies to which RMR or its affiliates provides management services.

For further information about these and other such relationships and related person transactions, please see our Annual Report, our definitive Proxy Statement for our 2016 Annual Meeting of Shareholders, or our Proxy Statement, and our other filings with the Securities and Exchange Commission, or the SEC, including Note 12 to the Consolidated Financial Statements included in our Annual Report, the sections captioned “Business”, “Management’s Discussion and Analysis of Financial Condition and Results of Operations - Related Person Transactions” and “Warning Concerning Forward Looking Statements” of our Annual Report and the section captioned “Related Person Transactions” and the information regarding our Directors and executive officers in our Proxy Statement. In addition, please see the section captioned “Risk Factors” of our Annual Report for a description of risks that may arise from these transactions and relationships. Our filings with the SEC, including our Annual Report and our Proxy Statement, are available at the SEC’s website at www.sec.gov. Copies of certain of our agreements with these related parties are publicly available as exhibits to our public filings with the SEC and accessible at the SEC’s website.

Item 2.03.  Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The disclosure under Item 2.01 of this Current Report is incorporated herein by reference.

WARNING CONCERNING FORWARD LOOKING STATEMENTS

THIS CURRENT REPORT CONTAINS STATEMENTS THAT CONSTITUTE FORWARD LOOKING STATEMENTS WITHIN THE MEANING OF THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995 AND OTHER SECURITIES LAWS. ALSO, WHENEVER WE USE WORDS SUCH AS “BELIEVE,” “EXPECT,” “ANTICIPATE,” “INTEND,” “PLAN,” “ESTIMATE” OR SIMILAR EXPRESSIONS, WE ARE MAKING FORWARD LOOKING STATEMENTS. THESE FORWARD LOOKING STATEMENTS ARE BASED UPON OUR PRESENT INTENT, BELIEFS OR EXPECTATIONS, BUT FORWARD LOOKING STATEMENTS ARE NOT GUARANTEED TO OCCUR AND MAY NOT OCCUR. ACTUAL RESULTS MAY DIFFER MATERIALLY FROM THOSE CONTAINED IN OR IMPLIED BY THESE FORWARD LOOKING STATEMENTS AS A RESULT OF VARIOUS FACTORS. FOR EXAMPLE, PURSUANT TO OUR TRANSACTION AGREEMENT WITH HPT, IN ADDITION TO THE TRANSACTIONS THAT HAVE ALREADY BEEN COMPLETED, WE HAVE AGREED TO SELL TO, AND LEASE BACK FROM, HPT AN ADDITIONAL FOUR TRAVEL CENTERS THAT WE ARE DEVELOPING. THESE SEVERAL AGREEMENTS CREATE SEPARATE CONTRACTUAL OBLIGATIONS. THE SEVERAL OBLIGATIONS ARE SUBJECT TO VARIOUS TERMS AND CONDITIONS TYPICAL OF LARGE, COMPLEX REAL ESTATE TRANSACTIONS. SOME OF THESE TERMS AND CONDITIONS MAY NOT BE SATISFIED OR OTHER CIRCUMSTANCES MAY EXIST THAT RESULT IN SOME OF THESE TRANSACTIONS BEING DELAYED, NOT OCCURRING OR THE TERMS CHANGING.

THE INFORMATION CONTAINED IN OUR FILINGS WITH THE SEC, INCLUDING UNDER THE CAPTION “RISK FACTORS” IN OUR PERIODIC REPORTS, OR INCORPORATED THEREIN, IDENTIFIES OTHER IMPORTANT FACTORS THAT COULD CAUSE DIFFERENCES FROM OUR FORWARD LOOKING STATEMENTS. OUR FILINGS WITH THE SEC ARE AVAILABLE ON THE SEC’S WEBSITE AT WWW.SEC.GOV.

YOU SHOULD NOT PLACE UNDUE RELIANCE UPON OUR FORWARD LOOKING STATEMENTS.

EXCEPT AS REQUIRED BY LAW, WE DO NOT INTEND TO UPDATE OR CHANGE ANY FORWARD LOOKING STATEMENTS AS A RESULT OF NEW INFORMATION, FUTURE EVENTS OR OTHERWISE.

Item 9.01.  Financial Statements and Exhibits.

(d)  Exhibits.

10.1	Development Property Agreement, dated March 31, 2016, among HPT TA Properties Trust and TA Operating LLC (filed herewith)

10.2	Fourth Amendment to Amended and Restated Lease Agreement No. 4, dated March 31, 2016, among HPT TA Properties Trust, HPT TA Properties LLC and TA Operating LLC (filed herewith)

10.3

Transaction Agreement, dated June 1, 2015, by and among Hospitality Properties Trust, HPT TA Properties Trust, HPT TA Properties LLC, HPT PSC Properties Trust, HPT PSC Properties LLC, TravelCenters of America LLC, TravelCenters of America Holding Company LLC, TA Leasing LLC, and TA Operating LLC (incorporated by reference to Exhibit 10.1 to our Current Report on Form 8-K dated June 1, 2015)

99.1	Pro Forma Financial Statements (filed herewith)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TRAVELCENTERS OF AMERICA LLC

Date: April 5, 2016	By:	/s/ Andrew J. Rebholz
Andrew J. Rebholz
Executive Vice President, Chief Financial Officer and Treasurer